SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2025
Events After Reporting Period [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
(a)Sale of an interest into new evergreen private equity fund
On July 4, 2025, the company completed the previously announced sale of an approximate 7% interest in its dealer software and technology services operation to a new evergreen private equity fund, managed by Brookfield Asset Management.
In exchange, the company will receive units of the new evergreen fund which are expected to be redeemed for cash during the 18-month period following the initial closing of the fund, expected later this year.
(b)    Dividend
On July 31, 2025, the Board of Directors declared a quarterly dividend in the amount of $0.0625 per exchangeable share, payable on September 29, 2025 to shareholders of record as at the close of business on August 29, 2025.